EXHIBIT 99



DaimlerChrysler Auto Trust 2002-B Structural and Collateral Materials

                            Computational Materials

                       DaimlerChrysler Auto Trust 2002-B

                       $1,500,000,000 Asset-Backed Notes

                  DaimlerChrysler Services North America LLC
                              Seller and Servicer

                $675,000,000 Class A-2 [ ]% Asset-Backed Notes
                $430,000,000 Class A-3 [ ]% Asset-Backed Notes
                $395,000,000 Class A-4 [ ]% Asset-Backed Notes
         ------------------------------------------------------------

          The information contained in the attached materials is referred to as the "Information".

          The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither Salomon Smith Barney Inc. ("Salomon") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

          The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

          The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

          Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Salomon Syndicate Desk at 212-723-6171.

                             SALOMON SMITH BARNEY

          The information contained in the attached materials is referred to as the "Information".

          The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither Banc One Capital Markets, Inc. ("BOCM") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. BOCM is a subsidiary of Bank One Corporation. While certain of BOCM's affiliates are banks, BOCM is not a bank but a registered broker/dealer. Any obligations of BOCM are the sole responsibility of BOCM and do not create any obligations on the part of any affiliate of BOCM. Securities sold or offered by BOCM, as such, are not deposits, are not insured by the Federal Deposit Insurance Corporation and may lose value.

          The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. In addition, certain of the Information is based on information available on the date hereof and neither BOCM nor any of its affiliates assume any duty to update or revise such Information.

          Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the BOCM Trading Desk at 312-732-7885.





                        BANC ONE CAPITAL MARKETS, INC.

          The information contained in the attached materials is referred to as the "Information".

          The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither Credit Suisse First Boston Corporation ("CSFB") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

          The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

          The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

          Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB Trading Desk at 212-325-2747.





                          CREDIT SUISSE FIRST BOSTON

          The information contained in the attached materials is referred to as the "Information".

          The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither Deutsche Bank Securities Inc. ("Deutsche Bank") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

          The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

          The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

          Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Deutsche Bank Trading Desk at 212-469-7730.





                           DEUTSCHE BANK SECURITIES

          The information contained in the attached materials is referred to as the "Information".

          The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither J.P. Morgan Securities Inc. nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

          The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

          The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

          Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the J.P. Morgan Securities Inc. Trading Desk at 212-834-3720.





                                   JPMORGAN

          The information contained in the attached materials is referred to as the "Information".

          The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither Morgan Stanley & Co. Incorporated ("Morgan Stanley") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

          The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

          The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

          Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Morgan Stanley Syndicate Desk at (212) 761-2270.





                                MORGAN STANLEY

                       DAIMLERCHRYSLER AUTO TRUST 2002-B

        DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC, Seller and Servicer

                              Subject to Revision
                        Term Sheet dated July 12, 2002

     The trust will issue $1,919,063,000 of securities backed by automobile and light duty truck receivables purchased directly from DaimlerChrysler Services North America LLC.


                                                 Total Securities Issued
     ------------------------- ------------------------- -------------------------- -------------------------
             Security              Principal Amount        Fixed Per Annum Interest         Legal Final
                                                                   Rate
     ------------------------- ------------------------- -------------------------- -------------------------
     A-1 Notes(1)                    $356,694,000                     %                      June 2003
     ......................... ......................... .......................... .........................

     A-2 Notes                       $675,000,000                     %                     April 2005
     ......................... ......................... .......................... .........................

     A-3 Notes                       $430,000,000                     %                      June 2006
     ......................... ......................... .......................... .........................

     A-4 Notes                       $395,000,000                     %                    December 2007
     ......................... ......................... .......................... .........................

     Certificates(1)                 $ 62,369,000                    0%                         n/a
     ......................... ......................... .......................... .........................

(1) Not being offered publicly or in this document. The certificates are subordinated, bear no interest, and have no maturity date.

                                                      Initial Credit Enhancement for the Notes(1)
                             -------------------------- ------------------ ----------------- -----------------------------
                             Overcollateralization(2)    Certificates(3)     Reserve Fund               Total
                                                         (Subordinated)
                             -------------------------- ------------------ ----------------- -----------------------------
Amount                             $67,168,051.95        $62,369,000.00      $4,797,657.50        $134,334,709.45
............................. .......................... .................. ................. .............................
Percentage
of Total
Securities                             3.50%                  3.25%             0.25%                    7.0%
............................. .......................... .................. ................. .............................

(1) The expected excess cash flows generated from the difference between the interest collections on all the receivables (including principal collections allocable to the yield supplement overcollateralization amount) and the sum of the servicing fee, the interest payments on the outstanding securities and required reserve fund deposits could also provide credit enhancement.
(2) The overcollateralization amount does not include the yield supplement overcollateralization amount which is initially $13,782,638.00.
(3)  The certificates do not bear interest.

                                                 TABLE OF CONTENTS



  -------------------------------------------       -------------------------------------------------
           Section                    Page                        Section                   Page
  -------------------------------------------       -------------------------------------------------

                                                       -  Interest Payments                    11
o  TRANSACTION ILLUSTRATION             3           -------------------------------------------------
---------------------------------------------          -  Principal Payments                   12
o  PARTIES TO THE TRANSACTION           4           -------------------------------------------------
---------------------------------------------          -  Optional Redemption                  13
o  SECURITIES ISSUED                    5           -------------------------------------------------
---------------------------------------------       o  FLOW OF FUNDS                           13
o  RECEIVABLES POOL                     5           -------------------------------------------------
---------------------------------------------          -  Sources of Funds Available for
   -  Composition of the                                  Distribution                         13
      Receivables Pool                  6           -------------------------------------------------
---------------------------------------------          -  Application of Available
   -  New/Used Distribution             6                 Funds                                14
---------------------------------------------       -------------------------------------------------
   -  Distribution by APR               7           o  CREDIT ENHANCEMENT                      15
---------------------------------------------       -------------------------------------------------
   -  Geographic Distribution           8              -  Overcollateralization                15
---------------------------------------------       -------------------------------------------------
   -  Selection Criteria                9              -  Excess Interest Collections          16
---------------------------------------------       -------------------------------------------------
o  NET CREDIT LOSS AND DELINQUENCY                     -  Reserve Fund                         16
   EXPERIENCE                           9           -------------------------------------------------
---------------------------------------------          -  Subordinated Certificates            16
   -  DCS Net Credit Loss and                       -------------------------------------------------
      Repossession Experience          10           o  YIELD SUPPLEMENT
---------------------------------------------          OVERCOLLATERALIZATION
   -  DCS Delinquency Experience       11              AMOUNT                                  17
---------------------------------------------       -------------------------------------------------
o  PAYMENTS ON THE SECURITIES          11           o  SERVICING                               18
--------------------------------------------        -------------------------------------------------
   - Payment Dates                     11              -  Compensation                         18
--------------------------------------------        -------------------------------------------------

                                        TRANSACTION ILLUSTRATION


                                       on or about July 23, 2002
                                       (approximate $ thousands)


                                      ---------------------------------------------
                                      | DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC |
                                      |           [Seller and Servicer]            |
                                      |                                            |
                                      ---------------------------------------------
                                          |                          |         \
-------------------------------------------                          |           \
| DAIMLER CHRYSLER RETAIL RECEIVABLES LLC |                          |            \
|         [Special Purpose Entity]        |                          |             \    $4,798
-------------------------------------------                          |              \   reserve
 / \                                                                 |               \  fund
  |                                                                  |                \
  |                                                                  |  $2,000,014     \
  |       ----------------              ---------------------        |  receivanbles    \
  |      /                \            /                     \       |                   \
  |    /                    \         /     Yield Suplement   \      |                    \
  |   /  Overcollaterization  \      /    Overcollaterizaiton  \     |                     \
  |   \        $67,168        /       \        Amount(2)       /     |                      \
  |    \                     /         \        $13,783       /      |                       \
  |     \                   /           \                    /       |                        \
  |      ------------------              --------------------        |                         \
  |                                               / \                |                          \
  |                                                |                 |                          \ /
  |                                                |                 |                ----------------
 -------------------                               |                \ /               |   BANK ONE   |
|                    |            ---------------------------------------             |   NATIONAL   |
|  Certificates(1)   | /_________|  DAIMLERCHRYSLER AUTO TRUST 2002-B   |_____________|  ASSOCIATION |
|      $62,369       | \         |                [Issuer]              |\            |  [Indenture  |
|                    |            --------------------------------------- \           |   Trustee]   |
 --------------------              /                    |                  \          ----------------
                                  /                     |                   \
                                 /                      |                    \
                                /                       |                     \
                               /                        |                      \
                              /                         |                      \ /
    ---------------------------                        \  /                   -------------
    |     CHASE MANHATTAN     |                 -----------------            |  A-2 Notes  |
    |   BANK USA, NATIONAL    |                |   A-1 Notes(1)  |           |  $675,000   |
    |      ASSOCIATION        |                |     $356,694    |           |             |
    |    [Owner Trustee]      |                |                 |           |  A-3 Notes  |
    |                         |                 ----------------             |  $430,000   |
    ---------------------------                                              |             |
                                                                             |  A-4 Notes  |
                                                                             |  $395,000   |
                                                                              -------------

--------------------------------------------------------------------------------------------------------------
(1)      Not being offered publicly or in this document.  The certificates are subordinated.
(2)      As set forth on page 17 of this document.

                          PARTIES TO THE TRANSACTION

--------------------------------- --------------------------------------------
           Entity                                      Description
--------------------------------- --------------------------------------------
DaimlerChrysler Auto              o  Issuer of the securities
Trust 2002-B                      o  A Delaware business trust
                                  o  Principal office is in Wilmington,
                                     Delaware
--------------------------------- --------------------------------------------
DaimlerChrysler Services North    o  Seller of the receivables to the trust
America LLC ("DCS")               o  Servicer of the receivables
                                  o  An indirect wholly-owned subsidiary of
                                     DaimlerChrysler AG
                                  o  A Michigan limited liability company
                                  o  Originator of DCS receivables
--------------------------------- --------------------------------------------
Bank One National                 o  Indenture trustee
Association (1)                   o  Performs duties for the benefit of the
                                     noteholders
--------------------------------- --------------------------------------------
Chase Manhattan                   o  Owner trustee
Bank USA, National                o  Performs duties on behalf of the trust
Association (1)                      and certificateholders
--------------------------------- --------------------------------------------
DaimlerChrysler Retail            o  A special-purpose financing entity
Receivables LLC                   o  A Michigan limited liability company,
                                     formerly named Premier Receivables L.L.C.
                                  o  An indirect wholly-owned subsidiary of DCS
                                  o  Initial holder of the subordinated
                                     certificates
                                  o  Initial owner of rights to
                                     overcollateralization distributions and
                                     residual cash flows
--------------------------------- --------------------------------------------
(1) The seller and its affiliates may maintain normal commercial banking relations with the indenture trustee, the owner trustee and their affiliates.

                               SECURITIES ISSUED

     The trust will issue $1,919,063,000 of securities, comprised of both notes and certificates.


                            Total Securities Issued
------------------ -------------------- ------------------- ------------------
    Security         Principal Amount     Fixed Per Annum      Legal Final
                                           Interest Rate
------------------ -------------------- ------------------- ------------------
A-1 Notes(1)           $356,694,000                 %           June 2003
------------------ -------------------- ------------------- ------------------
A-2 Notes              $675,000,000                 %           April 2005
------------------ -------------------- ------------------- ------------------
A-3 Notes              $430,000,000                 %           June 2006
------------------ -------------------- ------------------- ------------------
A-4 Notes              $395,000,000                 %         December 2007
------------------ -------------------- ------------------- ------------------
Certificates(1)       $ 62,369,000                0%               n/a
------------------ -------------------- ------------------- ------------------
(1) Not being offered publicly or in this document. The certificates are subordinated, bear no interest, and have no maturity date.

     Other points to consider include:

o the outstanding principal of each class of notes is due by its maturity date (each a "Legal Final"),

o the offered securities will be issued on or about July 23, 2002 in book-entry form through the facilities of the Depository Trust Company, Clearstream and the Euroclear System, and

o by July 23, 2002, three nationally recognized rating agencies will rate the offered securities in the highest investment rating category.


                               RECEIVABLES POOL

     On July 23, 2002, the trust will use the proceeds from the issuance of the securities to purchase a pool of automobile and light duty truck receivables from the seller. Collections on this pool of receivables will be the trust's principal source of funds for making payments on the securities. The following information about the receivables is as of July 5, 2002 (the "Cut-off Date").

     The receivables pool had the following characteristics:


                      Composition of the Receivables Pool
                              As of July 5, 2002


      Aggregate Principal Balance                   $2,000,013,689.95
      --------------------------------------------- --------------------
      Number of Receivables                               108,642
      --------------------------------------------- --------------------
      Average Principal Balance                         $18,409.21
      --------------------------------------------- --------------------
      Weighted Average APR                                 7.09%
      --------------------------------------------- --------------------
      Weighted Average Original Term                   59.20 months
      --------------------------------------------- --------------------
      Weighted Average Remaining Term                  54.17 months
      --------------------------------------------- --------------------


      The receivables pool had the following new vehicle/used vehicle distribution:

                        New/Used Distribution of the Receivables Pool
                               As of July 5, 2002
                                              --------------------- --------------------
                                                      New                  Used
                                              --------------------- --------------------
Aggregate Principal Balance                   $1,677,882,850.84     $322,130,839.11
--------------------------------------------- --------------------- --------------------
Percentage of Aggregate Principal Balance            83.89%               16.11%
--------------------------------------------- --------------------- --------------------
Number of Receivables                                85,216               23,426
--------------------------------------------- --------------------- --------------------
Percentage of Receivables                            78.44%               21.56%
--------------------------------------------- --------------------- --------------------

The receivables pool had the following distribution by APR:


                               Distribution by APR of the Receivables Pool
                                       As of July 5, 2002
     ---------------------- ------------------- -------------------------- -----------------------------
           APR Range            Number of               Aggregate              Percent of Aggregate
                               Receivables          Principal Balance          Principal Balance(1)
     ---------------------- ------------------- -------------------------- -----------------------------
     0.00% to 5.00%               28,743              $559,882,930.88               28.0%
     ---------------------- ------------------- -------------------------- -----------------------------
     5.01% to 6.00%                9,134              $171,756,907.31                8.6%
     ---------------------- ------------------- -------------------------- -----------------------------
     6.01% to 7.00%               15,463              $284,150,891.61               14.2%
     ---------------------- ------------------- -------------------------- -----------------------------
     7.01% to 8.00%               12,580              $232,315,001.94               11.6%
     ---------------------- ------------------- -------------------------- -----------------------------
     8.01% to 9.00%               10,496              $196,092,717.90                9.8%
     ---------------------- ------------------- -------------------------- -----------------------------
     9.01% to 10.00%               9,532              $172,155,653.46                8.6%
     ---------------------- ------------------- -------------------------- -----------------------------
     10.01% to 11.00%              6,500              $119,499,210.59                6.0%
     ---------------------- ------------------- -------------------------- -----------------------------
     11.01% to 12.00%              4,964               $89,177,240.68                4.5%
     ---------------------- ------------------- -------------------------- -----------------------------
     12.01% to 13.00%              3,618               $60,174,389.07                3.0%
     ---------------------- ------------------- -------------------------- -----------------------------
     13.01% to 14.00%              1,883               $29,321,677.02                1.5%
     ---------------------- ------------------- -------------------------- -----------------------------
     14.01% to 15.00%              1,521               $23,661,678.75                1.2%
     ---------------------- ------------------- -------------------------- -----------------------------
     15.01% to 16.00%                968               $15,081,363.72                0.7%
     ---------------------- ------------------- -------------------------- -----------------------------
     16.01% to 17.00%                872               $13,856,226.27                0.7%
     ---------------------- ------------------- -------------------------- -----------------------------
     17.01% to 18.00%                936               $14,398,798.16                0.7%
     ---------------------- ------------------- -------------------------- -----------------------------
     18.01% to 19.00%                346                $4,959,044.76                0.2%
     ---------------------- ------------------- -------------------------- -----------------------------
     19.01% to 20.00%              1,079               $13,453,091.72                0.7%
     ---------------------- ------------------- -------------------------- -----------------------------
     Greater than 20.00%               7                   $76,866.11                0.0%
     ---------------------- ------------------- -------------------------- -----------------------------
     Totals                      108,642            $2,000,013,689.95              100.0%
     ---------------------- ------------------- -------------------------- -----------------------------
(1) Percentages may not add to 100.0% because of rounding.


     The following table lists the ten states with the largest percentage concentration of the aggregate principal balance of the receivables pool based on the physical address of the dealer originating the receivable. No other state accounts for more than 3.0% of the aggregate principal balance of the receivables pool as of July 5, 2002.



                Geographic Distribution of the Receivables Pool
                              As of July 5, 2002
   -----------------------------  --------------------------------------------
                State                      Percentage of Aggregate
                                             Principal Balance (1)
   ----------------------------- ---------------------------------------------
   Texas                                                8.7%
   ----------------------------- ---------------------------------------------
   California                                           7.4%
   ----------------------------- ---------------------------------------------
   Illinois                                             5.9%
   ----------------------------- ---------------------------------------------
   Maryland                                             5.7%
   ----------------------------- ---------------------------------------------
   Florida                                              5.5%
   ----------------------------- ---------------------------------------------
   Pennsylvania                                         5.4%
   ----------------------------- ---------------------------------------------
   New York                                             4.4%
   ----------------------------- ---------------------------------------------
   Michigan                                             3.9%
   ----------------------------- ---------------------------------------------
   New Jersey                                           3.5%
   ----------------------------- ---------------------------------------------
   Virginia                                             3.5%
   ----------------------------- ---------------------------------------------
   All Other                                           46.1%
   ----------------------------- ---------------------------------------------
   Total                                              100.0%
   ----------------------------- ---------------------------------------------
(1)  Percentages may not add to 100.0% because of rounding.

Selection Criteria

     We used the following criteria to select the receivables pool:

o Each receivable was originally purchased by the seller from dealers in the ordinary course of its business.

o  Interest on each receivable is computed using the simple interest method.

o  As of July 5, 2002:

         - no receivable was more than 30 days past due (an account is not considered past due if the amount past due is less than 10.0% of the scheduled monthly payment);

         -  no receivable was the subject of a bankruptcy proceeding;

         - each receivable had a remaining principal balance of at least $1,000.00; and

         - each receivable had a scheduled maturity on or before June 30, 2008.

The seller believes its selection procedures are not adverse to securityholders.


                  NET CREDIT LOSS AND DELINQUENCY EXPERIENCE

     Net credit loss experience is dependent upon general economic conditions, the number of repossessions, the amount of principal and accrued interest outstanding on the receivable at the time of repossession, and the resale values of the repossessed vehicles.

     The following tables detail the net credit loss, repossession and delinquency experience of DCS's United States portfolio of new and used automobile and light duty truck retail receivables. The information includes:

o an immaterial amount of retail receivables secured by vehicles other than automobiles and light duty trucks, and

o  previously sold contracts which DCS continues to service.

     Unless otherwise indicated, all amounts and percentages are based on estimated gross collections, including principal and interest.

     We cannot assure you that the delinquency, repossession and net credit loss experience on the receivables sold to the trust will be comparable to the following historical experience.

                                           DCS Net Credit Loss and Repossession Experience
----------------------------------------------------------------------------------------------------------------------------------
                                            Three Months Ended March               Year Ended December 31,
                                                      31,
----------------------------------------------------------------------------------------------------------------------------------
                                            2002 (3)        2001          2001          2000        1999        1998        1997
----------------------------------------------------------------------------------------------------------------------------------
   Average Portfolio Outstanding During      $38,667      $34,341       $36,609       $30,590      $26,191     $23,581     $21,485
     the Period ($ Millions)
----------------------------------------------------------------------------------------------------------------------------------
   Average Number of Contracts              2,365,387    2,162,985    2,254,297     2,004,982    1,835,534   1,747,846   1,688,525
     Outstanding During the Period
----------------------------------------------------------------------------------------------------------------------------------
   Repossessions as a Percentage of           2.00%        1.85%          1.84%        1.82%        2.16%       2.77%       3.40%
     Average Number of Contracts
     Outstanding (3)
----------------------------------------------------------------------------------------------------------------------------------
   Net Credit Losses as a Percentage of       1.79%        1.89%          1.83%        1.77%        1.91%       2.77%       3.36%
     Liquidations (1) (2)
----------------------------------------------------------------------------------------------------------------------------------
   Net Credit Losses as a Percentage of
     Average Portfolio Outstanding (1) (3)    0.97%        0.81%          0.81%        0.78%        0.98%       1.39%       1.80%

----------------------------------------------------------------------------------------------------------------------------------

(1)  Net credit losses are equal to the aggregate of the balances of all receivables which are determined to be uncollectible in the period, less any amounts realized from the sale of repossessed vehicles and any recoveries on receivables charged off in the current or prior periods, net of any disposition expenses and any dealer commissions which DCS failed to recover on receivables that were prepaid or charged off.

(2)  Liquidations represent monthly cash payments and charge-offs which reduce the outstanding balance of a receivable.

(3)  Percentages have been annualized for the three months ended March 31, 2001 and 2002, and are not necessarily indicative of the experience for the entire year.

                                             DCS Delinquency Experience
                                  ----------------------- ------------------------------------------------------------
                                        At March 31,                           At December 31,
                                     2002         2001        2001        2000        1999       1998       1997
                                  ----------------------- ------------------------------------------------------------
     Portfolio ($ Millions)        $38,175      $35,155      $39,068     $33,776    $27,255     $24,854    $21,879
     ---------------------------------------------------- ------------------------------------------------------------
     Delinquencies as a
     Percentage of the Portfolio
     ---------------------------------------------------- ------------------------------------------------------------
     31 - 60 Days                   1.19%        0.95%        2.04%       1.53%      1.78%       2.27%      3.24%
     ---------------------------------------------------- ------------------------------------------------------------
     61 Days or More                0.22%        0.11%        0.31%       0.17%      0.17%       0.20%      0.46%
     ---------------------------------------------------- ------------------------------------------------------------
     Total                          1.41%        1.06%        2.35%       1.70%      1.95%       2.47%      3.70%
     ---------------------------------------------------- ------------------------------------------------------------

                          PAYMENTS ON THE SECURITIES

Payment Dates

o Interest and principal will be payable on the sixth of each month. If the sixth is not a business day, then interest and principal will be payable on the next business day.

o  The first payment will be on August 6, 2002.

o Payments will be payable to securityholders of record on the business day before the payment date.

Interest Payments

o The first interest payment will be calculated on the original principal amount of each class of notes at the applicable per annum interest rate.

o Subsequent interest payments will be calculated on the outstanding principal balance of each note class as of the prior payment date (after giving effect to any payment of principal on that date) at the applicable per annum interest rate.

o To calculate interest due on the A-1 notes on a payment date, the per annum interest rates will be converted from an annual rate as follows:

      ------------------------- ----------------------------- ----------------
          Days in Initial            Days in Subsequent         Day Count
      Interest Accrual Period     Interest Accrual Periods        Convention
      ------------------------- ----------------------------- ----------------
                                    From            To
                                 (including)    (excluding)
      ------------------------- -------------- -------------- ----------------
              14 days               Prior          Current
                                   payment        payment        actual/360
                                    date            date
      ------------------------- -------------- -------------- ----------------


o To calculate the interest due on the A-2, A-3 and A-4 notes on a payment date, the per annum interest rates will be converted from an annual rate as follows:

    ------------------------- -------------------------- ----------------------
        Days in Initial         For Subsequent Interest   Day Count Convention
     Interest Accrual Period        Accrual Periods
    ------------------------- -------------------------- ----------------------
            13 days               1/12th of per annum             30/360
                                     interest rate
    ------------------------- -------------------------- ----------------------


o Interest payments on all classes of notes will have the same priority. If the available amount for interest payments, including the balance in the reserve fund, is less than the amount due, each class of notes will receive their pro rata share.

     Refer to the "Flow of Funds" section for information on how the amount available for interest payments is determined. Also refer to the "Credit Enhancement - Reserve Fund" section for information on how the reserve fund may be used to make interest payments.

Principal Payments

o The amount of principal payments on the securities on each payment date will generally equal the amount of principal that was collected on the receivables during the prior calendar month plus Excess Interest Collections minus the overcollateralization distribution amount.

o Principal of each class of notes will generally be repaid over a span of several consecutive months.

o The trust will pay principal sequentially to the earliest maturing class of notes then outstanding until such class is paid in full.

o The certificates will not receive any principal payments until all notes are paid in full.

o The trust is required to pay the outstanding principal of each class of notes by the applicable Legal Final.

o The final principal payment on any class of notes could occur significantly earlier than its Legal Final.

o The rate of principal payment on the notes will increase to the extent Excess Interest Collections are applied to pay note principal.

     Refer to the "Flow of Funds" section for information on how the amount available for principal payments is determined. Refer to the "Credit Enhancement" section for information on Excess Interest Collections.

Optional Redemption

     The servicer will have the option to purchase all of the remaining receivables from the trust when their aggregate principal balance declines to an amount that is less than or equal to 10% of the initial aggregate principal balance of the receivables, or $200,001,369.00 or less. If the servicer decides to exercise this option, then the outstanding principal amounts of the A-4 notes and the certificates, together with any accrued and unpaid interest, will be repaid in a lump sum payment. The lump sum payment under this optional redemption will shorten the maturity of the A-4 notes and certificates.


                                 FLOW OF FUNDS


Sources of Funds Available for Distribution

     Funds from the following sources may be available to make payments on the securities on each payment date:

o  collections received on the receivables during the prior calendar month,

o net recoveries received during the prior calendar month on receivables that were charged off as losses in prior months,

o investment earnings on the reserve fund received during the prior calendar month,

o  administrative and/or warranty repurchases, and

o  the reserve fund.

Application of Available Funds

     On each monthly payment date the total funds available (except for the reserve fund) will be distributed in the following order of priority:


                             Monthly Flow of Funds


             ----------------------------------------------------
             |                  pay servicing fee               |
             ----------------------------------------------------
                                      |
                                      |
                                     \ /
             ----------------------------------------------------
             |          pay accrued interest on the notes       |
             ----------------------------------------------------
                                      |
                                      |
                                     \ /
             ----------------------------------------------------
             |               replenish reserve fund,            |
             |       if necessary, up to the initial amount     |
             ----------------------------------------------------
                                      |
                                      |
                                     \ /
             ----------------------------------------------------
             |         pay up to the outstanding principal      |
             |               amount of the A-1 notes            |
             ----------------------------------------------------
                                      |
                                      |
                                     \ /
             ----------------------------------------------------
             |            pay the overcollateralization         |
             |           distribution amount, if any, to        |
             |       DaimlerChrysler Retail Receivables LLC     |
             ----------------------------------------------------
                                      |
                                      |
                                     \ /
             ----------------------------------------------------
             |         pay up to the outstanding principal      |
             |               amount of the A-2 notes            |
             ----------------------------------------------------
                                      |
                                      |
                                     \ /
             ----------------------------------------------------
             |         pay up to the outstanding principal      |
             |               amount of the A-3 notes            |
             ----------------------------------------------------
                                      |
                                      |
                                     \ /
             ----------------------------------------------------
             |         pay up to the outstanding principal      |
             |               amount of the A-4 notes            |
             ----------------------------------------------------
                                      |
                                      |
                                     \ /
             ----------------------------------------------------
             |         pay up to the outstanding principal      |
             |             amount of the certificates           |
             ----------------------------------------------------
                                      |
                                      |
                                     \ /
             ----------------------------------------------------
             |      distribute remaining balance, if any, to    |
             |       DaimlerChrysler Retail Receivables LLC     |
             ----------------------------------------------------

                              CREDIT ENHANCEMENT

     The following forms of credit enhancement are intended to enhance the likelihood of full payment of principal and interest due to the noteholders and to decrease the likelihood that the noteholders will experience losses of principal or interest on their notes. Overcollateralization

     Overcollateralization is represented by the amount by which (i) the principal balance of receivables minus the yield supplement overcollateralization amount exceeds (ii) the principal balance of the securities. The initial overcollateralization amount of $67,168,051.95 is equal to the initial receivables balance of $2,000,013,689.95 minus the initial yield supplement overcollateralization amount of $13,782,638.00 minus the initial principal amount of the securities of $1,919,063,000.00. This excess collateral is intended to protect noteholders from losses on the receivables.

     The Trust will attempt to maintain an overcollateralization amount (i.e., the amount by which (i) the principal balance of the receivables minus the yield supplement overcollateralization amount exceeds (ii) the principal balance of the securities) at least equal to 4.0% of the amount equal to (x) the principal balance of the receivables as of the prior calendar month end minus (y) the yield supplement overcollateralization amount for that payment date. Once the Class A-1 Notes are paid in full, total funds available (except funds in the reserve fund) after paying the servicing fee, accrued and unpaid interest on the notes and any reserve fund deposit will be applied (i) to the payment of principal of the securities and (ii) to pay the overcollateralization distribution amount to DaimlerChrysler Retail Receivables LLC. As illustrated in the "Application of Available Funds" section, the trust may begin making payments of the overcollateralization distribution amount to DaimlerChrysler Retail Receivables LLC on the same payment date on which the A-1 notes are paid in full. No overcollateralization distribution will be made in any month in which the balance of the reserve fund is below $4,797,657.50. The overcollateralization distribution amount to be distributed on each payment date will be the greater of:

    (i)      $0.00
    Or
    (ii) the lesser of (a) D - [S - (P x 96.00%)] or (b) D minus the A-1 notes balance immediately prior to the current payment date
   Where:

                                                 /                                                   \
             Total funds available              |                    accrued                           |
   D =          for distribution         minus  | servicing    +   interest on    +       reserve      |
                      (except                   |    fee            the notes           fund deposit   |
               for the reserve fund)             \                                                    /

   S = The outstanding principal amount of the securities as of the prior payment date, after giving effect to payments made on that date.

   P = The outstanding principal balance of the receivables as of the prior calendar month end minus the YSOA for that payment date.

   YSOA = For each payment date, the amount set forth in the table under "Yield Supplement Overcollateralization Amount".

Excess Interest Collections

     "Excess Interest Collections" are generally equal to (A) the sum of (i) interest collections received on the receivables during the prior calendar month, (ii) principal collections attributable to the reduction in the yield supplement overcollateralization amount from the prior payment date and (iii) investment earnings on the reserve fund received during the prior calendar month minus (B) the sum of (i) the servicing fee for the prior calendar month,
(ii) accrued interest on the notes, and (iii) the amount, if any, required to replenish the reserve fund to $4,797,657.50.

     Excess Interest Collections provide an additional form of credit enhancement since they will be applied to the payment of principal of the securities to the extent described above under the "Flow of Funds - Application of Available Funds" section.

     If credit losses on receivables and delinquent receivables decrease the amount of interest collections received on the receivables in a month, Excess Interest Collections will be reduced or eliminated for such month.

Reserve Fund

o On July 23, 2002, the seller will provide funds from the proceeds of its sale of receivables to establish a $4,797,657.50 reserve fund.

o The indenture trustee will hold the reserve fund for the benefit of the noteholders.

o The reserve fund will be invested in high quality, short term investments which mature on or prior to each monthly payment date.

o If the total funds available for distribution minus the servicing fee is less than accrued interest on the notes, the reserve fund will be available to make interest payments.

o If a class of notes has not been paid in full on its Legal Final, the reserve fund will be applied to the payment of principal for that class of notes.

o If the aggregate outstanding principal amount of the notes exceeds the outstanding principal balance of the receivables as of the prior calendar month end, the reserve fund will be applied to the payment of principal of the notes.

o As illustrated in the "Flow of Funds" section above, on each payment date the reserve fund will be reinstated up to the initial balance to the extent funds are available.

o After full payment of all accrued interest on the notes and the outstanding principal balance of the securities, the reserve fund will be distributed to DaimlerChrysler Retail Receivables LLC.

Subordinated Certificates

     As additional credit enhancement, the certificates do not bear interest and will not receive any principal payments until the notes are paid in full. The payments on the certificates are subordinated to payments on the notes to decrease the likelihood that the trust will default in making payments due on the notes.

                 YIELD SUPPLEMENT OVERCOLLATERALIZATION AMOUNT

     For a portion of the Receivables, the weighted average APR less the servicing fee rate will be less than the weighted average interest rate of the notes. The yield supplement overcollateralization amount is intended to mitigate such negative differential.

     "Yield Supplement Overcollateralization Amount" means, with respect to any payment date, the amount specified below with respect to such payment date:

Closing Date.................        $13,782,638.00      July 2005........................    $ 239,320.73
August 2002..................         13,095,731.43      August 2005......................      210,703.59
September 2002...............         12,300,973.10      September 2005...................      184,309.75
October 2002.................         11,531,231.47      October 2005.....................      160,099.23
November 2002................         10,786,597.36      November 2005....................      138,048.70
December 2002................         10,067,161.88      December 2005....................      118,126.20
January 2003.................          9,373,016.50      January 2006.....................      100,277.94
February 2003................          8,704,252.97      February 2006....................       84,367.95
March 2003...................          8,060,963.38      March 2006.......................       70,160.67
April 2003...................          7,443,240.13      April 2006.......................       57,538.01
May 2003.....................          6,851,175.97      May 2006.........................       46,481.87
June 2003....................          6,284,863.93      June 2006........................       36,950.25
July 2003....................          5,744,397.39      July 2006........................       28,831.61
August 2003..................          5,229,870.04      August 2006......................       21,989.47
September 2003...............          4,741,375.92      September 2006...................       16,319.62
October 2003.................          4,279,009.39      October 2006.....................       11,760.34
November 2003................          3,842,865.11      November 2006....................        8,286.54
December 2003................          3,433,038.10      December 2006....................        5,862.65
January 2004.................          3,049,623.72      January 2007.....................        4,146.87
February 2004................          2,692,717.63      February 2007....................        2,800.62
March 2004...................          2,362,353.34      March 2007.......................        1,741.97
April 2004...................          2,058,563.97      April 2007.......................          952.15
May 2004.....................          1,781,335.69      May 2007.........................          419.23
June 2004....................          1,530,462.33      June 2007........................          127.21
July 2004....................          1,305,782.49      July 2007........................           15.15
August 2004..................          1,107,162.47      August 2007......................           12.84
September 2004...............            934,395.49      September 2007...................           10.72
October 2004.................            787,351.11      October 2007.....................            8.79
November 2004................            665,958.82      November 2007....................            7.04
December 2004................            570,065.83      December 2007....................            5.49
January 2005.................            495,974.63      January 2008.....................            4.12
February 2005................            437,306.78      February 2008....................            2.95
March 2005...................            387,959.34      March 2008.......................            1.97
April 2005...................            344,261.96      April 2008.......................            1.18
May 2005.....................            305,350.34      May 2008.........................            0.59
June 2005....................          $ 270,639.48      June 2008........................       $    0.20

     The yield supplement overcollateralization amount has been calculated for each payment date as the sum of the amount for each Receivable equal to the excess, if any, of

     o the scheduled payment due on such Receivable for each future collection period discounted to present value as of the end of the preceding collection period at the APR of such Receivable, over

     o the scheduled payments due on the Receivable for each future collection period discounted to present value as of the end of the preceding collection period at 4.0%.

     For purposes of such calculation, future scheduled payments on the Receivables are assumed to be made on their scheduled due dates without any delays, defaults or prepayments.

                                   SERVICING

Compensation

     o  The servicer will be compensated on a monthly basis.

     o The first servicing fee will be calculated on the original principal amount of the receivables at 1/12th of 1% per month.

     o For the first servicing fee calculation, the per annum servicing fee rate will be converted from an annual rate using the number of days from July 5, 2002 to and including July 31, 2002 on a 30/360 basis, or 25 days.

     o Subsequent servicing fees will be calculated on the principal balance of the receivables as of the first day of the prior calendar month at 1/12th of 1%.

     o As illustrated in the "Flow of Funds" section above, the servicing fee will be paid out of the total funds available for distribution each month.